UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
August 27, 2013 (August 26, 2013)

Hi-Tech Pharmacal Co., Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-20424	11-2638720
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

369 Bayview Avenue, Amityville, New York 11701

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (631) 789-8228

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The Agreement and Plan of Merger

On August 26, 2013, Hi-Tech Pharmacal Co., Inc., a Delaware corporation (the “Company”), on one hand, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Akorn, Inc., a Louisiana corporation (“Parent”) and Akorn Enterprises, Inc. (“Purchaser”), a Delaware corporation and wholly owned subsidiary of Parent, on the other hand. The Merger Agreement provides for the merger of Purchaser with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”). Subject to the terms and conditions of the Merger Agreement, upon completion of the Merger, each share of the Company’s common stock (the “Common Stock”), par value $0.01 (each a “Share”), issued and outstanding immediately prior to such time, other than treasury shares of the Company and shares of Common Stock owned by the Company, Parent, Purchaser or any other wholly-owned subsidiary of Parent or the Company (each of which will be cancelled), and other than shares of Common Stock as to which dissenters’ rights have been properly exercised, shall be cancelled and converted into the right to receive $43.50 in cash (the “Merger Consideration”), without interest, less any applicable withholding taxes, upon surrender of the outstanding Shares.

In addition, each outstanding option, restricted stock grant, restricted stock subject to vesting or similar rights to purchase or acquire Shares (“Stock Rights”), whether or not vested, will be canceled in exchange for the right to receive a cash payment equal to the Merger Consideration, less the applicable exercise price of such Stock Right, if any.

Pursuant to the Merger Agreement, the parties have made certain customary representations, warranties and covenants to each other, including using reasonable best efforts to take, or cause to be taken, all actions and do all things necessary, proper or advisable to consummate and make effective the Merger and the other transactions contemplated thereby, including the satisfaction of each of the parties’ respective closing conditions set forth in the Merger Agreement. The Company has also agreed to various covenants, including, among other things and subject to certain exceptions, (i) to conduct its business in the ordinary course of business consistent with past practices during the period between the execution of the Merger Agreement and the effective date of the Merger and not to engage in certain transactions during such period, and (ii) not to solicit competing acquisition proposals or, subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, any alternative acquisition proposal. However, prior to the Company’s stockholders adopting the Merger Agreement, the Company may, subject to the terms and conditions set forth in the Merger Agreement, furnish information to, and engage in discussions and negotiations with, a third party that makes an unsolicited acquisition proposal. Under certain circumstances and upon compliance with certain notice and other specified conditions set forth in the Merger Agreement, including providing the Company with a four-business day notice period (or shorter period for subsequent notices) to match or improve upon any superior proposal, the Company may terminate the Merger Agreement to accept a superior proposal.

The completion of the Merger is subject to certain conditions, including, among others, (i) the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), as amended, (ii) subject to certain materiality exceptions, the accuracy of the representations and warranties made by the Company, Parent and Purchaser, respectively, (iii) compliance in all material respects by the Company, Parent and Purchaser with their respective obligations under the Merger Agreement, (iv) the absence of any change or effect that, individually or in the aggregate, has had a Material Adverse Effect or Purchaser Material Adverse Effect (as such terms are defined in the Merger Agreement) and (v) the absence of any order, injunction or decree or any statute, rule or regulation that prohibits or makes illegal the consummation of the Merger.

In addition, pursuant to the Merger Agreement, the Company is required to seek the approval of the Merger by its stockholders at a meeting called for such purpose and will file a proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) within 20 (twenty) business days of the date of the Merger Agreement.

The Merger is expected to close in the first quarter of 2014.

The Merger Agreement contains termination rights for the Company, Purchaser and Parent. The Merger Agreement provides that Parent will be required to pay the Company a termination fee of $41,639,000 if, on or prior to April 26, 2014, (i) the Merger Agreement is terminated by the Company as a result of a Financing Failure (as defined in the Merger Agreement) or (ii) the Merger Agreement is terminated as a result of a failure to obtain regulatory approval or clearance with respect to the HSR Act or other applicable antitrust laws. If the Merger Agreement is terminated after April 26, 2014, for either of these reasons, Parent will be required to pay the Company a termination fee of $48,045,000.

The Merger Agreement also provides that the Company will be required to pay the Parent a termination fee of $20,819,000 under certain circumstances, including if (i) the Company terminates the Merger Agreement due to the receipt of a superior proposal or the Parent or Purchaser terminates the Merger Agreement due to a Change of Recommendation; provided however, if Parent or Purchaser terminates the Merger Agreement, or the Company stockholders fail to approve the Merger, as a result of a Change of Recommendation (as defined in the Merger Agreement) related to an Intervening Event (as defined in the Merger Agreement), the Company will be required to pay a termination fee of $32,030,000, or (ii) (a) the Merger Agreement is terminated because the Company’s stockholders fail to approve the Merger or because of certain Company breaches of the Merger Agreement, (b) a third party publicly discloses or makes known to the Board of Directors a bona fide alternative acquisition proposal prior to such termination and (c) the Company enters into or consummates an alternative acquisition agreement within 12 months of the termination of the Merger Agreement.

Further, the Merger Agreement provides directors and officers of the Company with certain indemnification rights following the Merger.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information on confidential disclosure schedules provided in connection with the signing of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the Company at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements or other documents filed with the SEC.

Stockholder Voting Agreement

In connection with the entry into the Merger Agreement, the directors of the Company, together with any trusts in which any such director is the trustee, if any (collectively, the “Voting Stockholders”), have entered into a voting agreement with Parent (the “Voting Agreement”). Pursuant to the Voting Agreement, the Voting Stockholders agreed to vote their Shares in favor of, among other things, the Merger Agreement and against any (i) Acquisition Proposal (as defined in the Merger Agreement) or (ii) corporate action the consummation of which would frustrate the purposes, or prevent or delay the consummation, of the transactions contemplated by the Merger Agreement or would result in a breach of any covenant, representation or warranty or any other obligation of the Company contained in the Merger Agreement or of the Voting Stockholders contained in the Voting Agreement. The Voting Stockholders together own approximately 14.3% of the outstanding Shares. In addition, certain of the Voting Stockholders have agreed to seek the joinder of certain of their family members to the Voting Agreement. Such family members together own approximately 4.3% of the outstanding Shares. The Voting Agreement will terminate upon the earlier of (i) the closing date of the Merger or (ii) the termination of the Merger Agreement in accordance with its terms. In addition, the Voting Stockholders may terminate the Voting Agreement if there is a decrease or change of the Merger Consideration. Parent may also terminate the Voting Agreement at any time.

The Voting Agreement is attached hereto as Exhibit 99.1, and is incorporated herein by reference. The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement.

Additional Information About the Merger and Where to Find It

In connection with the proposed Merger, the Company intends to file a proxy statement with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PURCHASER, PARENT AND THE MERGER. The proxy statement and other materials (when they become available) containing information about the proposed transaction, and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company by directing a written request to Hi-Tech Pharmacal Co., Inc., 369 Bayview Avenue, Amityville, New York 11701, Attention: Investor Relations.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Merger. Information about those executive officers and directors of the Company and their ownership of the Company’s securities will be set forth in the proxy statement regarding the Merger when it becomes available.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by use of statements that include phrases such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “foresee,” “looking ahead,” “is confident,” “should be,” “will,” “predicted,” “likely,” or other words or phrases of similar import. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company to obtain required stockholder or other third-party approvals required to consummate the Merger; the satisfaction or waiver of other conditions in the Merger Agreement; a material adverse effect on the Company; and the outcome of any legal proceedings that may be instituted against the Company and others related to the Merger Agreement. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company’s SEC reports, including, but not limited to, in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by the Company with the SEC on July 11, 2013. Any forward-looking statement speaks only as of the date of this report and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Bylaw Amendment

On August 26, 2013, the Board of Directors of the Company approved an amendment to, and restatement of, the Company’s bylaws, effective as of such date, to include a new Article XII of the bylaws regarding forum selection.

The new forum selection bylaw provides that: “Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the State of Delaware, in all cases subject to such court having personal jurisdiction over the indispensible parties named as defendants. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.”

Item 8.01 Other Events.

On August 27, 2013, the Company and Parent jointly issued a press release in connection with the Merger. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of August 26, 2013, by and among Hi-Tech Pharmacal Co., Inc., Akorn, Inc. and Akorn Enterprises, Inc.

99.1	Voting Agreement dated August 26, 2013, by and among Akorn Enterprises, Inc. and certain stockholders of Hi-Tech Pharmacal Co., Inc.

99.2	Press Release, dated August 27, 2013, jointly issued by Hi-Tech Pharmacal Co., Inc. and Akorn, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HI-TECH PHARMACAL CO., INC.

Date: August 27, 2013	By:	/s/ David S. Seltzer
David S. Seltzer
President and Chief Executive Officer